Events after the Reporting Period	12 Months Ended
Dec. 31, 2017
Events after the Reporting Period [Abstract]
Disclosure of events after reporting period [text block]

Events after the Reporting Period

With the publication of the IPO price range for the offering of shares in DWS Group GmbH & Co. KGaA on March 11, 2018, we expect the sale of a portion of DB's stake in DWS Group GmbH & Co. KgaA and the listing of DWS Group GmbH & Co. KGaA's shares on the Frankfurt Stock Exchange to occur in the first quarter of 2018 should market conditions support this. Based on the price range of € 30 to € 36, and assuming a free float of 20 % to 25%, the impact from the transaction on DB’s IFRS shareholders’equity including Noncontrolling interests will be between € 1.1 billion and € 1.7 billion (pro forma December 31, 2017).